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                                                                    Exhibit 10.3



         Amendment to Pooling Agreement 1996/II, dated 30 November 1996 among:

1.       Mr. Dipl.-Ing. Dietmar Hopp,

2.       Mr. Oliver Hopp,

3. the Dietmar Hopp Stiftung, a limited liability company, Walldorf, represented by its managing director, Dietmar Hopp, who is empowered to act alone, and who is freed from the limitations contained in Section 181 of the German Civil Code,

4.       Mr. Dip.-Ing. Prof. Dr. h.c. Hasso Plattner,

5.       Mr. Dipl.-Phys. Dr. h.c. Klaus Tschira and

6. the Klaus Tschira Stiftung, a non-profit limited liability company, Heidelberg, represented by its managing director Dr. h.c. Klaus Tschira, who is empowered to act alone, and who is freed from the limitations contained in Section 181 of the German Civil Code.

The addresses of the contract parties are set forth in Annex 1 to this Agreement.

With this Amendment, the contract parties hereby amend the Pooling Agreement 1996/II, dated November 30, 1996.

Mr. Prof. Dr. h.c. Hasso Plattner is no longer a party to the Pooling Agreement, with effect as of December 7, 1998.

The following entities hereby join the Pooling Agreement in the place of Prof. Dr. h.c. Hasso Plattner:

7. the Hasso Plattner GmbH & Co. Beteiligungs-KG, Walldorf, represented by its managing partner with limited liability and procurist Prof. Dr. h.c. Hasso Plattner, who is freed from the limitations contained in
         Section 181 of the German Civil Code,

8. the Hasso Plattner Forderstiftung, a non-profit limited liability company, Walldorf, represented by its managing director Prof. Dr. h.c. Hasso Plattner, who is empowered to act alone, and who is freed from the limitations contained in Section 181 of the German Civil Code.

The joining of the shareholders referred to under Nos. 7 and 8 is effected with respect to the shares previously held by Prof. Dr. h.c. Hasso Plattner, which were shares subject to the pooling arrangements.




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The Pooling Agreement, dated November 30, 1996, is hereby amended as follows:

Section 1 No. 1 is amended to read as follows:

1. The Pooling Shareholders hereby pool the following number of ordinary shares of SAP as well as any voting rights resulting therefrom, without forming assets of a company:

                                                                                      Portion of the
                                                                                voting shares of the
                                                          Number of Shares            capital of SAP
                                                          ----------------            --------------

Mr. Dietmar Hopp                                              1,920,500

Mr. Oliver Hopp                                                 602,000

Dietmar Hopp Stiftung GmbH                                    9,339,100
                                                             ----------

Subtotal for the Hopp Family and Hopp Stiftung               11,861,600                19.44524%

Hasso Plattner GmbH & Co. Beteiligungs-KG                     7,582,500

Hasso Plattner Foerderstiftung, gemeinnuetzige GmbH           2,100,000
                                                             ----------

Subtotal for the companies of Mr. Plattner                    9,682,500                15.87295%

Dr. h.c. Klaus Tschira                                        1,904,400

Klaus Tschira Stiftung gGmbh                                  7,051,600
                                                             ----------

Subtotal for Mr. Tschira and the Tschira Stiftung             8,956,000                14.68197%

Total                                                        30,500,100                50.00016%
                                                             ==========                ========

The Agreement remains otherwise unaffected.

Walldorf, December 7, 1999

To the extent that this Agreement is signed on behalf of any party by a representative who also represents other parties to this Agreement, such representative is freed from the limitations of Section 181 of the German Civil Code.

/s/ Dietmar Hopp
------------------------------
Dietmar Hopp




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/s/ Oliver Hopp
------------------------------
Oliver Hopp

/s/ Dietmar Hopp
------------------------------
Dietmar Hopp Stiftung, a limited liability company, represented by its managing director, Dietmar Hopp, who is empowered to act alone

/s/ Hasso Plattner
------------------------------
Dipl.-Ing. Prof. Dr. h.c. Hasso Plattner

/s/ Hasso Plattner
------------------------------
Hasso Plattner GmbH & Co. Beteiligungs-KG,
represented by its managing partner with limited liability
and procurist Prof. Dr. h.c. Hasso Plattner

/s/ Hasso Plattner
------------------------------
Hasso Plattner Foerderstiftung, a non-profit
limited liability company, represented by its
managing director Prof. Dr. h.c. Hasso Plattner

/s/ Klaus Tschira
------------------------------
Dr. h.c. Klaus Tschira

/s/ Klaus Tschira
------------------------------
Klaus Tschira Stiftung, a non-profit limited
liability company, represented by its
managing director Dr. h.c. Klaus Tschira,
who is empowered to act alone



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